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     AMENDED AND RESTATED DEALER MANAGER AND CONSENT SOLICITATION AGREEMENT

                                December 19, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, NY 10010-3629

Dear Ladies and Gentlemen:

This Amended and Restated Dealer Manager Agreement was originally executed on November 20, 2001, was amended and restated in its entirety on the date hereof only to reflect changes to (1) the fee paid to the Dealer Manager and (2) the payment of certain expenses by the Company.

1. THE EXCHANGE OFFER AND CONSENT SOLICITATION. APCOA/Standard Parking, Inc., a Delaware corporation ("Purchaser"), is making an exchange offer (hereinafter referred to, together with any amendments, supplements or extensions thereof, as the "Exchange Offer") to issue $50.00 million (with a minimum of $45.50 million and a maximum of $65.00 million) of its new 14% Senior Subordinated Second Lien Notes due 2006 (the "New Bonds") and shares of its new 18% Senior Convertible Redeemable Preferred Stock (the "Preferred Stock") in exchange for $41.43 million (with a minimum of $35.00 million and a maximum of $62.86 million) of the Purchaser's outstanding 9 1/4% Senior Subordinated Notes due 2008 (the "Old Bonds" and, together with the New Bonds, the "Bonds") and a payment to the Purchaser of $506.90 in cash for each $1,000 principal amount of Old Bonds tendered in exchange for New Bonds (subject to adjustment) and such other amounts of Old Bonds as may be tendered for exchange with the Preferred Stock, on the terms and subject to the conditions set forth in the Offering Circular and Consent Solicitation Statement (the "Offering Circular") and Consent and Letter of Transmittal (the "Consent and Letter of Transmittal") attached hereto as Exhibits A and B, respectively, as the same may be amended or supplemented from time to time. The New Bonds will be guaranteed (the "Subsidiary Guarantees") by the subsidiaries of the Company named on the signature pages hereto (each, a "Guarantor" and, collectively, the "Guarantors").

     Concurrently with the Exchange Offer, the Purchaser intends to solicit (the "Solicitation") the consents (the "Consents") of the holders of the Old Bonds to certain proposed amendments (the "Proposed Amendments") to the indenture pursuant to which the Old Bonds were issued (the "Old Indenture"). The Proposed Amendments, to the extent that the requisite Consents are received, shall become effective upon the execution of a supplemental indenture (the "Supplemental Indenture") in respect of the Old Indenture

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     by the Purchaser and the several guarantors of the Old Bonds, but will not become operative until the consummation of the Exchange Offer.

     The New Bonds and the Preferred Stock will be offered and exchanged pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Act"). Accordingly, the New Bonds and the Preferred Stock will be offered to and exchanged with only holders of the Old Bonds who are either (i) "Qualified Institutional Buyers " (as defined in Rule 144A under the Act), (ii) "Institutional Accredited Investors" (as defined in Rule 501(a) (1), (2), (3) or (7) under the Act) ("IAIs") or (iii) non-U.S. Persons who will exchange their Old Securities outside the United States (within the meaning of Regulation S under the Act) (each of the holders in immediately preceding clauses (i) through
     (iii), the "Holders").

     Holders of the New Bonds will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date of consummation of the Exchange Offer, for so long as such New Bonds constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the New Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Registered Statement") relating to the Company's new 14% Senior Subordinated Second Lien Notes due 2006 (the "New Registered Bonds") to be offered in exchange for the New Bonds (such offer to exchange being referred to as the "Registered Exchange Offer") and the Subsidiary Guarantees thereof and (ii), under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Registration Statement, the "Registration Statements"), relating to the resale by certain holders of the New Bonds, and to use their respective reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Registered Exchange Offer.

2. APPOINTMENT AS DEALER MANAGER AND SOLICITATION AGENT. Purchaser hereby appoints you as its sole Dealer Manager and Solicitation Agent (the "Dealer Manager and Solicitation Agent") and authorizes you to act as such in connection with the Exchange Offer and the Solicitation. On the basis of the representations, warranties and covenants of Purchaser contained herein, as Dealer Manager and Solicitation Agent, you agree, in accordance with your customary practice, to perform those services in connection with the Exchange Offer and the Solicitation as are customarily performed by investment banks in connection with exchange offers and consent solicitations of a like nature, including, but not limited to, using reasonable best efforts to solicit tenders of Old Bonds, pursuant to the Exchange Offer and Consents to the Proposed Amendments pursuant to the Solicitation, and communicating generally regarding the Exchange Offer and the Solicitation with brokers, dealers, commercial banks and trust companies and other holders of Old Bonds. In such capacity, you shall act as an independent contractor, and each of your duties arising out of your engagement pursuant to this Agreement shall be owed solely to Purchaser.

     Purchaser further authorizes you to communicate with Wilmington Trust Company, in its capacity as Trustee for the New Bonds (the "Trustee"), and in its capacity as exchange

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     agent (the "Exchange Agent"), and with Mackenzie Partners, Inc., in its capacity as information agent (the "Information Agent"), with respect to matters relating to the Exchange Offer and Solicitation. Purchaser has instructed the Exchange Agent to advise you at least daily as to the number of Bonds that have been tendered pursuant to the Exchange Offer, the number of Consents that have been delivered pursuant to the Solicitation, and as to such other matters in connection with the Exchange Offer and the Solicitation as you may request.

3. NO LIABILITY FOR ACTS OF BROKERS, DEALERS, BANKS AND TRUST COMPANIES. Neither you nor any of your affiliates shall have any liability to Purchaser or any other person for any losses, claims, damages, liabilities and expenses (each, a "Loss" and collectively, the "Losses") arising from any act or omission on the part of any broker or dealer (other than Credit Suisse First Boston Corporation in its capacity as broker or dealer) in securities (a "Dealer"), bank or trust company, or any other person, and neither you nor any of your affiliates shall be liable for any Losses arising from your own acts or omissions in performing your obligations as Dealer Manager and Solicitation Agent or as a Dealer hereunder or otherwise in connection with the Exchange Offer or the Solicitation, except for any such Losses which are finally judicially determined to have resulted primarily from your bad faith, willful misconduct or gross negligence in performing the services that are the subject of this Agreement. In soliciting or obtaining tenders or delivery of Consents, no Dealer (other than you), bank or trust company is to be deemed to be acting as your agent or the agent of Purchaser or any of its affiliates, and you, as Dealer Manager and Solicitation Agent, are not to be deemed the agent of any Dealer (other than you), bank or trust company or the agent or fiduciary of Purchaser or any of its affiliates, security holders, creditors or of any other person. In soliciting or obtaining tenders of Old Bonds or delivery of Consents, you shall not be and shall not be deemed for any purpose to act as a partner or joint venturer of or a member of a syndicate or group with Purchaser or any of its affiliates in connection with the Exchange Offer or the Solicitation, any exchange of the Old Bonds, any distribution of the New Bonds or any distribution of the Preferred Stock, or otherwise, and neither Purchaser nor any of its affiliates shall be deemed to act as your agent. Purchaser shall have sole authority for the acceptance or rejection of any and all tenders of Bonds or delivery of Consents.

4. THE EXCHANGE OFFER AND CONSENT SOLICITATION MATERIAL. Purchaser agrees to furnish you, at its expense, with as many copies as you may reasonably request of the Offering Circular, the Consent and Letter of Transmittal (together with all exhibits, amendments and supplements thereto, the "Offering Circular") to be used by the Purchaser in connection with the Exchange Offer and the Solicitation and the transactions contemplated thereby and any other documents used in connection therewith (including, without limitation, press releases filed on Form 8-K), and other documents filed or to be filed with the Commission or any other Federal or state governmental or regulatory authorities or any court in connection with and related to the Exchange Offer and Consent Solicitation (each an "Other Agency" and collectively, the "Other Agencies") and any amendments or supplements to any such statements and documents (the definitive forms of all of the foregoing materials are hereinafter collectively referred to as the "Exchange Offer and Consent Solicitation Material") to be used by Purchaser or authorized by Purchaser for use in connection with the Exchange Offer or the Solicitation, and you are authorized to use copies of the Exchange Offer and Consent Solicitation Material in connection with the Exchange Offer and Solicitation, but shall have no obligation to cause copies of such Exchange Offer and Consent Solicitation

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     Material to be transmitted generally to holders of Old Bonds. The Exchange
     Offer and Consent Solicitation Material has been or will be prepared and approved by, and is the sole responsibility of, Purchaser (except with respect to any statements contained in the Exchange Offer and Consent Solicitation Material than are made in reliance upon and in conformity with information furnished or confirmed in writing by you to purchase expressly for the use therein).

     You hereby agree, as Dealer Manager and Solicitation Agent, that you will not disseminate any written material for or in connection with the solicitation of tenders of Old Bonds and delivery of Consents pursuant to the Exchange Offer and Solicitation other than the Exchange Offer and Consent Solicitation Material, and you agree that you will not make any statements in connection with such solicitation, other than the statements that are set forth in the Exchange Offer and Consent Solicitation Material or as otherwise authorized by Purchaser, that authorization shall not be unreasonably withheld.

     Purchaser agrees that no Exchange Offer and Consent Solicitation Material will be used in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby or filed with the Commission or any Other Agency with respect to the Exchange Offer and the Solicitation or the transactions contemplated thereby without first obtaining your prior approval, which approval shall not be unreasonably withheld. In the event that (i) Purchaser uses or permits the use of any Exchange Offer and Consent Solicitation Material in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby or files any such material with the Commission or any Other Agency without your prior approval, (ii) any stop order or restraining order has been issued and not thereafter stayed or vacated with respect to, or any proceeding, litigation or investigation has been initiated by or before the Commission or any Other Agency which is reasonably likely to have a material adverse effect on Purchaser's ability to consummate the Exchange Offer and the Solicitation, the exchange of Old Bonds for New Bonds and Preferred Stock pursuant thereto, the obtaining and use of the funds to make such purchase, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or thereby or (iii) Purchaser shall have breached in any material respect any of the representations, warranties or covenants, or failed to perform in any material respect its obligations, under this Agreement, then you shall be entitled to withdraw as Dealer Manager and Solicitation Agent in connection with the Exchange Offer and the Solicitation without any liability or penalty to you or any Indemnified Person (as hereinafter defined), and you shall remain entitled to the indemnification provided in Section 12 hereof and to receive the payment of all fees and expenses payable under this Agreement that have accrued to the date of such withdrawal or would otherwise be due to you on such date. If you withdraw as Dealer Manager and Solicitation Agent pursuant to this paragraph, the fees accrued and reimbursement for your expenses through the date of such withdrawal shall be paid to you promptly after such date.

5. COMPENSATION. Purchaser agrees to pay you, as compensation for your services as Dealer Manager and Solicitation Agent in connection with the Exchange Offer and Consent Solicitation, a fee of $3.0 million ($3,000,000.00) payable promptly after consummation of the Exchange Offer.

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6.   EXPENSES OF DEALER MANAGER AND SOLICITATION AGENT AND OTHERS. In addition to your compensation for your services hereunder pursuant to Section 5 hereof, Purchaser agrees to pay directly, or reimburse you, as the case may be, for (i) all reasonable fees and expenses incurred by you relating to the preparation, printing, filing, mailing and publishing of all Exchange Offer and Consent Solicitation Material, (ii) all fees and expenses of the Trustee, the Exchange Agent and the Information Agent referred to in the Offering Circular, (iii) all advertising charges in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby, including those of any public relations firm or other person or entity rendering services in connection therewith, (iv) all fees, if any, payable to Dealers (including you), and banks and trust companies as reimbursement for their customary mailing and handling expenses incurred in forwarding the Exchange Offer and Consent Solicitation Material to their customers and (v) all other reasonable fees and expenses incurred by you in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby or otherwise in connection with the performance of your services hereunder (including, without limitation, the fees and expenses of your legal counsel in an amount not to exceed $300,000). All payments to be made by Purchaser pursuant to this Section 6 shall be made promptly against delivery to Purchaser of statements therefor. Purchaser shall be liable for the foregoing payments whether or not the Exchange Offer or the Solicitation or the transactions contemplated thereby are commenced, withdrawn, terminated or canceled prior to the exchange of any Bonds or the receipt of any Consents, or whether Purchaser or any of its subsidiaries or affiliates acquires any Old Bonds or Consents pursuant to the Exchange Offer and Consent Solicitation or whether you withdraw pursuant to Section 4 hereof.

7. SECURITYHOLDER LISTS. Purchaser will cause you to be provided with cards or lists or other records or copies thereof in such form as you may reasonably request showing the names and addresses of, and the number of Old Bonds held by, the holders of record or, to the extent available to Purchaser, the beneficial owners of Old Bonds as of a recent date and will cause you to be advised from day to day during the period of the Exchange Offer and the Solicitation as to any transfers of record of Old Bonds.

8. SUFFICIENT FUNDS. Purchaser represents and warrants to you that it has or, at the time Purchaser becomes obligated to exchange Old Bonds under the Exchange Offer, will have, sufficient consideration in the form of validly authorized and issued New Bonds and Preferred Stock to enable Purchaser to exchange, and Purchaser hereby agrees that it will exchange promptly, in accordance with and subject to the terms and conditions of the Exchange Offer and the Solicitation and Sections 5 and 6 hereof and applicable law, the consideration (and related costs) for the Old Bonds which Purchaser has offered, and which Purchaser may be required, to exchange for New Bonds and Preferred Stock under the Exchange Offer and the Solicitation, and the fees and expenses payable hereunder.

9. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER. Purchaser represents and warrants to you that:

     a) Each of Purchaser and the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its businesses or the ownership or leasing of

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          property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a Material Adverse Effect on operations of Purchaser and the Guarantors and all of their respective subsidiaries, taken as a whole, as the case may be. As used herein, "MATERIAL ADVERSE EFFECT" shall mean, with respect to any person or entity, any effect or group of related or unrelated effects that would be reasonably expected to result in a material adverse effect on the assets, properties, business, results of operations or condition (financial or otherwise) of said person or entity and its subsidiaries, taken as a whole.

     b) (i) Each of Purchaser and the Guarantors has full corporate power and authority to take and has duly taken all necessary corporate action to authorize (A) the Exchange Offer the Solicitation, (B) the exchange by Purchaser of the Old Bonds for the New Bonds and cash or Preferred Stock pursuant to the Exchange Offer and the Solicitation and the consummation of the other transactions contemplated thereby, and (C) the execution, delivery and performance of this Agreement, (ii) this Agreement has been duly authorized, executed and delivered on behalf of Purchaser and, assuming due authorization, execution and delivery of this Agreement by you, is a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity.

     c) (i) Each of Purchaser and the Guarantors, as applicable, has full corporate power and authority to take and has duly taken all necessary corporate action to authorize the execution, delivery and performance of the Supplemental Indenture, the indenture pursuant to which the New Bonds will be issued (the "New Indenture") and the Registration Rights Agreement, and (ii) the Supplemental Indenture, the New Indenture and the Registration Rights Agreement have been duly authorized by each of Purchaser and the Guarantors, and assuming due execution and delivery, the Supplemental Indenture, the New Indenture and the Registration Rights Agreement, valid and binding obligations of each of Purchaser and the Guarantors, as applicable, enforceable against each of them in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity and the right to indemnification or contribution provided by the Registration Rights Agreement may be limited by public policy considerations.

     d) The Exchange Offer and Consent Solicitation Material complies or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Exchange Act"), and the Exchange Offer and Consent Solicitation Material does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading; PROVIDED, HOWEVER, that no representation is made with respect to any statements contained in, or any matter omitted from the Exchange Offer and Consent Solicitation Material in

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          reliance upon and in conformity with information furnished or confirmed in writing by you to Purchaser expressly for use therein.

     e) Purchaser will file, if required, the Exchange Offer and Consent Solicitation Material and any and all necessary amendments or supplements to the Exchange Offer and Consent Solicitation Material relating to the Exchange Offer and Consent Solicitation and the transactions contemplated thereby with the Commission unless Purchaser withdraws or terminates the Exchange Offer and will promptly furnish to you true and complete copies of each such amendment and supplement upon the filing thereof.

     f) The Exchange Offer and the Solicitation, the exchange by Purchaser of Old Bonds for New Bonds and Preferred Stock pursuant to the Exchange Offer and the consummation of the other transactions contemplated thereby, and the execution, delivery and performance of this Agreement and all related documents by Purchaser, comply and will comply in all material respects with all applicable requirements of Federal and state law, including, without limitation, any applicable regulations of the Commission and Other Agencies, and all applicable judgments, orders or decrees; and no consent, authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to, the Commission or any Other Agency is required in connection with the execution, delivery and performance of this Agreement by Purchaser, the making or consummation by Purchaser of the Exchange Offer and the Solicitation or the consummation of the other transactions contemplated by this Agreement or the Offering Circular, except where the failure to obtain or make such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification would not materially adversely affect the ability of Purchaser to execute, deliver and perform this Agreement or to commence and consummate the Exchange Offer and the Solicitation in accordance with their respective terms. All such required consents, authorizations, approvals, orders, exemptions, registrations, qualifications and other actions of and filings with and notices to the Commission and the Other Agencies will have been obtained, taken or made, as the case may be, and all statutory or regulatory waiting periods will have elapsed, prior to the exchange of the Old Bonds for New Bonds and Preferred Stock pursuant to the Exchange Offer and the Solicitation.

     g) The Exchange Offer and the Solicitation, the exchange of Old Bonds for New Bonds and Preferred Stock by Purchaser pursuant to the Exchange Offer and the consummation of the other transactions contemplated thereby, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement by Purchaser, do not and will not (i) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws (or similar organizational documents) of Purchaser or any of its subsidiaries,
          (ii) conflict with or violate in any material respect any law, rule, regulation, order, judgment or decree applicable to Purchaser or any of its subsidiaries or by which any property or asset of Purchaser or any of its subsidiaries is or may be subject or bound, except to the extent that such conflict or violation would not reasonably be expected to have a Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole or (iii) result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of

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          time) under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which Purchaser or any of its subsidiaries or affiliates is a party or by which any of them or any of their respective properties or assets is or may be subject or bound, except to the extent that such breach or default would not reasonably be expected to have Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole.

     h) On the date of consummation of the Exchange Offer and on the date of execution of the Supplemental Indenture, the New Indenture and the Old Indenture, as amended by the Supplemental Indenture (collectively, the "Indentures"), will conform in all material respects to the requirement of the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

     i) No stop order, restraining order or denial of an application for approval has been issued and no investigation, proceeding or litigation has been commenced or, to Purchaser's knowledge, threatened before the Commission or any Other Agency with respect to the making or consummation of the Exchange Offer and the Solicitation and the other transactions contemplated thereby or the consummation of the other transactions contemplated by this Agreement, the Registration Rights Agreement or the Offering Circular or with respect to the ownership of the Old Bonds by Purchaser or any of its subsidiaries or affiliates.

     j) None of Purchaser or the Guarantors has any knowledge of any material fact or information concerning the Purchaser, the Guarantors or any of their respective subsidiaries, or the operations, assets, condition (financial or otherwise) or prospects of the Purchaser, the Guarantors or any of its subsidiaries, which is required to be made generally available to the public and which has not been, or is not being, or will not be, made generally available to the public through the Exchange Offer and Consent Solicitation Material or otherwise.

     k) None of Purchaser or the Guarantors is, or will be as a result of the exchange by Purchaser of Old Bonds for New Bonds and Preferred Stock pursuant to the terms of the Exchange Offer, an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder.

     l) Each of the representations, warranties, covenants and other statements of Purchaser and the Guarantors set forth in this Agreement will be true and correct on and as of the date on which the Exchange Offer and the Solicitation is commenced and at all times during the period of the Exchange Offer and the Solicitation.

10. OPINIONS OF PURCHASER'S COUNSEL. Purchaser shall deliver to you opinions addressed to you and dated as of the date of the original execution of this agreement and the date of the closing of the Exchange Offer of Robert Sacks, Esq., Executive Vice President and General Counsel of Purchaser, and White & Case LLP, (special counsel to Purchaser), with respect to the matters set forth in Exhibits C-1 and C-2, respectively.

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11.  NOTIFICATION OF CERTAIN EVENTS. Purchaser shall advise you promptly of (i)
     the occurrence of any event that could cause Purchaser to withdraw, rescind, modify or terminate the Exchange Offer or the Solicitation or the transactions contemplated thereby or could permit Purchaser to exercise any right not to exchange Old Bonds for New Bonds (other than Purchaser's ability to adjust the amount of New Bonds issued as provided in the Exchange Offer and Consent Solicitation Material) and Preferred Stock tendered under the Exchange Offer, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which it believes would require the making of any change in any of the Exchange Offer and Consent Solicitation Material then being used or would cause any representation, warranty or covenant contained in this Agreement to be untrue or inaccurate in any material respect, (iii) any proposal or requirement to make, amend or supplement any filing required by the Exchange Act in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby or to make any filing in connection with the Exchange Offer and the Solicitation or the transactions contemplated thereby pursuant to any other applicable law, rule or regulation, (iv) the issuance by the Commission or any Other Agency of any formal or informal comment or order or the taking of any other action concerning the Exchange Offer and the Solicitation or the transactions contemplated thereby (and, if in writing, will furnish you with a copy thereof), (v) any material developments in connection with the Exchange Offer and the Solicitation (or the financing thereof) or the transactions contemplated thereby, including, without limitation, the commencement of any lawsuit concerning the Exchange Offer and the Solicitation or the transactions contemplated thereby and (vi) any other information relating to the Exchange Offer and the Solicitation, the Exchange Offer and Consent Solicitation Material or this Agreement or the transactions contemplated hereby or thereby which you may from time to time reasonably request.

12.  INDEMNIFICATION.

     a) Purchaser agrees to hold harmless and indemnify you (including any affiliated companies) and any officer, director, partner, employee or agent of you or any of such affiliated companies and any entity or person controlling (within the meaning of Section 20(a) of the Exchange Act) you, including any affiliated companies (collectively, the "Indemnified Persons"), from and against any and all Losses whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or proceeding, commenced or threatened, or any claims whatsoever whether or not resulting in any liability) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer and Consent Solicitation Material, or arising out of or based upon the omission or alleged omission to state in the Exchange Offer and Consent Solicitation Material Material a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon information furnished by you in writing to Purchaser expressly for use therein), (ii) arising out of or based upon the commencement of, or any withdrawal or termination by Purchaser of, or failure by Purchaser to make or consummate, the Exchange Offer, the Consent Solicitation or the other transactions contemplated by this Agreement or the Tender Offer and Consent Solicitation Material except in accordance with the terms of the Exchange Offer and Consent Solicitation Material or this Agreement or any other failure to comply with the terms and conditions specified in the Exchange Offer and Consent Solicitation Material, (iii) arising out of the breach or alleged breach by Purchaser of any representation, warranty or covenant set forth in this Agreement, (iv) arising out of, relating to or in connection with any other action taken or omitted to be taken by an Indemnified Person or (v) otherwise arising out of, relating to or in connection with the Exchange Offer and the Solicitation, the other transactions described in the Exchange Offer and Consent Solicitation Material or your services as Dealer Manager and Solicitation Agent hereunder. Purchaser shall not, however, be responsible for any Loss pursuant to clauses
          (iv) or (v) of the preceding sentence of this Section 12 that has been finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence on the part of any Indemnified Person, other than any Loss arising out of or resulting from actions performed or omitted to be performed at the request of, with the consent of, or in conformity with actions taken or omitted to be taken by, Purchaser.

     b) Purchaser and you agree that if any indemnification sought by any Indemnified Person pursuant to this Section 12 is unavailable for any reason or insufficient to hold you harmless, then Purchaser and you shall contribute to the Losses for which such indemnification is held unavailable or insufficient in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by Purchaser, on the one hand, and actually received by you, on the other hand, in connection with the transactions contemplated by this Agreement or the Exchange Offer and Consent Solicitation Material or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of Purchaser, on the one hand, and you, on the other hand, as well as any other equitable considerations, subject to the limitation that in any event the aggregate contribution by you to all Losses with respect to which contribution is available hereunder shall not exceed the fees actually received by you in connection with your engagement hereunder. It is hereby agreed that the relative benefits to Purchaser, on the one hand, and you, on the other hand, with respect to the Exchange Offer and the Solicitation and the transactions contemplated by this Agreement and the Exchange Offer and Consent Solicitation Material shall be deemed to be in the same proportion as (i) the total value expected to be received by Purchaser pursuant to the Exchange Offer and the Solicitation and the transactions contemplated thereby (whether or not the Exchange Offer and the Solicitation or such transactions are consummated) bears to (ii) the fees actually received by you from Purchaser in connection with your engagement hereunder.

     c) The foregoing rights to indemnity and contribution shall be in addition to any other right that you and the other Indemnified Persons may have against Purchaser at common law or otherwise. If any litigation or proceeding is brought against any Indemnified Person in respect of which indemnification may be sought against Purchaser pursuant to this Section 12, such Indemnified Person shall promptly notify Purchaser in writing of the commencement of such litigation or proceeding, but the failure so to notify Purchaser shall relieve Purchaser from any liability which it may have hereunder only if, and to the extent that, such failure results in the forfeiture by Purchaser of substantial rights and defenses, and will not in any event relieve Purchaser from any other obligation or liability that they may have to any Indemnified Person other than under this Agreement.

          In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify Purchaser in writing of the commencement of such litigation or proceeding, Purchaser shall be entitled to participate in such litigation or proceeding, and, after written notice from Purchaser to such Indemnified Person, to assume the defense of such litigation or proceeding with counsel of its choice at its expense; PROVIDED, HOWEVER, that such counsel shall be satisfactory to the Indemnified Person in the exercise of its reasonable judgment. Notwithstanding the election of Purchaser to assume the defense of such litigation or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such litigation or proceeding, and Purchaser shall bear the reasonable fees, costs and expenses of such separate counsel and shall pay such fees, costs and expenses at least quarterly (provided that with respect to any single litigation or proceeding or with respect to several litigations or proceedings involving substantially similar legal claims, Purchaser shall not be required to bear the fees, costs and expenses of more than one such counsel in addition to any local counsel) if (i) in the reasonable judgment of such Indemnified Person the use of counsel chosen by Purchaser to represent such Indemnified Person would present such counsel with a conflict of interest, (ii) the defendants in, or targets of, any such litigation or proceeding include both an Indemnified Person and Purchaser, and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Persons that are different from or additional to those available to Purchaser (in which case Purchaser shall not have the right to direct the defense of such action on behalf of the Indemnified Person), (iii) Purchaser shall not have employed counsel satisfactory to such Indemnified Person, in the exercise of the Indemnified Person's reasonable judgment, to represent such Indemnified Person within a reasonable time after notice of the institution of such litigation or proceeding or (iv) Purchaser shall authorize in writing such Indemnified Person to employ separate counsel at the expense of Purchaser. In any action or proceeding the defense of which Purchaser assumes, the Indemnified Person shall have the right to participate in such litigation and retain its own counsel at such Indemnified Person's own expense. Purchaser and you agree to notify the other promptly of the assertion of any claim against it, any of its directors or officers or any entity or person who controls it within the meaning of Section 20(a) of the Exchange Act in connection with the Exchange Offer and the Solicitation. The foregoing indemnification commitments shall apply whether or not the Indemnified Person is a formal party to such litigation or proceeding.

     d) Purchaser agrees to reimburse each Indemnified Person for all reasonable expenses (including reasonable fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for, defending or providing evidence (including appearing as a witness) with respect to any action, claim, investigation, inquiry, arbitration or other proceeding referred to in this Section 12 or enforcing this Agreement, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

     e) Purchaser agrees that it will not, without your prior written consent, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification may be sought hereunder (whether or not you, any other Indemnified Person or Purchaser is an actual or potential party), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Person.

     f) The foregoing rights to indemnity and contribution shall apply whether or not the Indemnified Person is a formal party to such litigation or proceeding and shall be in addition to any other right which you and the other Indemnified Persons may have against Purchaser at common law or otherwise.

13. CONDITIONS TO OBLIGATIONS OF THE DEALER MANAGER AND SOLICITATION AGENT. Your obligations hereunder shall at all times be subject to the conditions that (a) all representations, warranties, covenants and other statements of Purchaser and the Guarantors contained herein are now, and at all times during the period of the Exchange Offer and the Solicitation shall be, true and correct in all material respects, (b) Purchaser at all times shall have performed in all material respects all its obligations hereunder theretofore to be performed and (c) at the closing of the Exchange Offer, you shall have received a certificate dated the date of the closing of the Exchange Offer, signed by the Chief Executive Officer and the Chief Financial Officer of Purchaser, confirming (i) that all representations, warranties, covenants and other statements of Purchaser and the Guarantors contained herein are, as of such date, true and correct in all material respects, (ii) that each of the Purchaser and the Guarantors have complied with all of the agreements and satisfied all of the conditions herein contained and/or required to be complied with or satisfied on or prior to the closing of the Exchange Offer and the Solicitation and (iii) such other customary representations, warranties and other matters as are requested by you and your counsel.

14. TERMINATION. This Agreement shall terminate upon the expiration, termination or withdrawal of the Exchange Offer and the Solicitation or upon withdrawal by you as Dealer Manager and Solicitation Agent pursuant to
     Section 4 hereof, it being understood that Sections 3, 5, 6, 8, 9, 12, 14, 16, 17, 19, 20, 21, 22, 23 and 24 hereof shall survive any termination of this Agreement. In addition, you will have the right to terminate this Agreement if the opinions of counsel specified in Section 10 hereof are not received by you on the dates specified in Section 10.

15. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been given upon receipt) by delivery in person, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the applicable party at the addresses indicated below:

     a)   if to you:

                         CREDIT SUISSE FIRST BOSTON CORPORATION
                         Eleven Madison Avenue
                         New York, NY 10010-3629
                         Telecopy No.: (212) 325-8278

                         Attention: Transactions Advisory Group

                         with a copy to:

                         LATHAM & WATKINS
                         885 Third Avenue
                         New York, New York 10022
                         Telecopy No.: (212) 751-4864
                         Attention: Peter Labonski, Esq.

     b)   if to Purchaser:

                         APCOA/STANDARD PARKING, INC.
                         900 North Michigan Avenue
                         Suite 1600
                         Chicago, Illinois 60611
                         Telecopy No.: (312) 640-6162
                         Attention: General Counsel

                         with a copy to:

                         White & Case LLP
                         1155 Avenue of the Americas
                         New York, New York 10036
                         Telephone No.: (212) 819-8200
                         Telecopy No.:  (212) 354-8113
                         Attention: Jonathan E. Kahn

16. CONSENT TO JURISDICTION; SERVICE OF PROCESS. Purchaser hereby (a) submits to the jurisdiction of any New York State or Federal court sitting in the City of New York with respect to any actions and proceedings arising out of or relating to this Agreement, (b) agrees that all claims with respect to such actions or proceedings may be heard and determined in such New York State or Federal court, (c) waives the defense of an inconvenient forum,
     (d) agrees not to commence any action or proceeding relating to this Agreement other than in a New York State or Federal court sitting in the City of New York and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

17. JOINT AND SEVERAL OBLIGATIONS, ETC. In the event that Purchaser makes the Exchange Offer and the Solicitation through one or more of its affiliates, each reference in this Agreement to Purchaser shall be deemed to be a reference to Purchaser and any such affiliates, and the representations, warranties, covenants and agreements of Purchaser and any such affiliates hereunder shall be joint and several.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

19. AMENDMENT. This Agreement may not be amended except in writing signed by each party to be bound thereby.

20. GOVERNING LAW. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof.

21. WAIVER OF JURY TRIAL. PURCHASER HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, THE EXCHANGE OFFER AND THE SOLICITATION).

22. COUNTERPARTS; SEVERABILITY. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

23. PARTIES IN INTEREST. This Agreement, including rights to indemnity and contribution hereunder, shall be binding upon and inure solely to the benefit of each party hereto, the Indemnified Persons and their respective successors, heirs and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

24. TOMBSTONE. Purchaser acknowledges that you may, subject to applicable securities laws, at your expense place an announcement in such newspapers and periodicals as you may choose, stating that you have acted or are acting as Dealer Manager and financial advisor to Purchaser in connection with the Exchange Offer and the Solicitation and the transactions contemplated thereby.

                            [SIGNATURE PAGES FOLLOW]

     Please indicate your willingness to act as Dealer Manager and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this Agreement so signed, whereupon this Agreement and your acceptance shall constitute a binding agreement between us.

                                Very truly yours,

A-1 Auto Park, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

AP Holdings, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

APCOA Capital Corporation

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Century Parking, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Events Parking Co., Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

Hawaii Parking Maintenance, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Metropolitan Parking System, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

S&S Parking, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Sentinel Parking Co. of Ohio, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Sentry Parking Corporation

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Standard Auto Park, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

Standard Parking Corporation

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

Standard Parking Corporation, IL

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Treasurer

Tower Parking, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

Virginia Parking Service, Inc.

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Vice President, Treasurer

APCOA Bradley Parking Company, LLC
By: APCOA/Standard Parking, Inc., its Sole Member

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Executive Vice President, Chief Financial
       Officer, Treasurer

APCOA LaSalle Parking Company, L.L.C.
By: APCOA/Standard Parking Inc., its Manager

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Executive Vice President, Chief Financial
       Officer, Treasurer

Executive Parking Industries, L.L.C.
By: APCOA/Standard Parking, Inc., its Manager

By:
   --------------------------------------------------
Name:  G. Marc Baumann
Title: Executive Vice President, Chief Financial
       Officer, Treasurer

Accepted as of the
date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION

By:
   --------------------------------------------------
Name:
Title:

                                    Exhibit A

                                Offering Circular

                                    Exhibit B

                              Letter of Transmittal

                                   Exhibit C-1

          Matters to be Addressed in the Opinion of Robert Sacks, Esq.

a) Each of Purchaser and the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its businesses or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, considering all such cases in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser and all of its subsidiaries, taken as a whole.

b) Purchaser has full corporate power and authority to take and has duly taken all necessary corporate action to authorize (i) the Exchange Offer and the Solicitation, (ii) the exchange by Purchaser of Old Bonds and, in certain cases, cash for New Bonds and Preferred Stock pursuant to the Exchange Offer and the consummation of the other transactions contemplated thereby, subject to the filing of the Certificate of Designation with the state of Delaware, and (iii) the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered on behalf of Purchaser and, assuming due authorization, execution and delivery of this Agreement by Credit Suisse First Boston Corporation, is a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditor's rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution may be limited by federal or state laws or as being against public policy.

c) The Exchange Offer and the Solicitation, the exchange of Old Bonds and, in certain cases, cash by Purchaser for New Bonds and Preferred Stock pursuant to the Exchange Offer and the consummation of the other transactions contemplated thereby, and the execution, delivery and performance of this Agreement by Purchaser and the Guarantors, do not and will not (i) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws (or similar organizational documents) of Purchaser or any of its subsidiaries, (ii) conflict with or violate in any material respect any law, rule, regulation, order, judgment or decree applicable to Purchaser or by which any property or asset of Purchaser or any of its subsidiaries is or may be bound, except to the extent that such conflict or violation would not reasonably be expected to have a Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole or
     (iii) result in a breach of any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which Purchaser or any of its subsidiaries is a party or by which any of them or any of its properties or assets is or may be bound, except to the extent that such breach or default would not reasonably be expected to have a Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole.

d) The Exchange Offer and the Consent Solicitation, the exchange by Purchaser of Old Bonds and, in certain cases, cash for New Bonds and Preferred Stock pursuant to the Exchange Offer and the consummation of the other transactions contemplated thereby, and the execution, delivery and performance of this Agreement by Purchaser and the Guarantors, comply and will comply in all material respects with all applicable requirements of Federal, state and local law, (other than U.S. federal and state securities or "blue sky" laws and regulations as to which we do not express any opinion), any applicable regulations of Other Agencies (other than the Commission or Other Agencies that regulate securities as to which we do not express any opinion), and all applicable judgments, orders or decrees, and no consent authorization, approval, order, exemption, registration, qualification or other action of, or filing with or notice to, any Other Agencies is required (other than the Commission or Other Agencies that regulate securities, as to which we do not express any opinion) in connection with the execution, delivery and performance of this Agreement by Purchaser or any of the Guarantors, the making or consummation by Purchaser of the Exchange Offer and the Solicitation or the consummation of the other transactions contemplated by this Agreement or the Offering Circular, except where the failure to obtain or make such consent, authorization, approval, order, exemption, registration, qualification or other action or filing or notification would not materially adversely affect the ability of Purchaser to execute, deliver and perform this Agreement or to commence and consummate the Exchange Offer or the Solicitation in accordance with their respective terms.

e) Except as expressly disclosed in the Offering Circular, no stop order, restraining order or denial of an application for approval has been issued and no investigation, proceeding or litigation has been commenced or, to such counsel's knowledge threatened before the Commission or any Other Agency with respect to the making or consummation of the Exchange Offer and the Solicitation and the other transactions contemplated thereby or the consummation of the other transactions contemplated by this Agreement or the Exchange Offer and Consent Solicitation Material or with respect to the ownership of the Bonds by Purchaser, the Guarantors or any of their respective subsidiaries.

f) To such counsel's knowledge, Purchaser has no knowledge of any material fact or information concerning Purchaser or any of its subsidiaries, or the operations, assets, condition (financial or otherwise) of Purchaser or any of its subsidiaries, that is required to be made generally available to the public and which has not been, or is not being, or will not be, made generally available to the public through the Exchange Offer and Consent Solicitation Material or otherwise.

g) The statements under the captions "Business Government Regulation" and "Business Legal Proceedings" in the Offering Circular, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

Such counsel shall also advise that no facts have come to its attention which has caused it to believe that the Exchange Offer and Consent Solicitation Materials (apart from the financial information contained or incorporated by reference therein, as to which such counsel expresses no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                   Exhibit C-2

           Matters to be Addressed in the Opinion of White & Case LLP

a) None of (i) the issuance, sale and delivery by Purchaser of the New Bonds and Preferred Stock pursuant to the Exchange Offer, (ii) the execution and delivery of the Agreement, (iii) the compliance by Purchaser with the terms and provisions thereof or (iv) the consummation by Purchaser of the Transactions (as defined in the Offering Circular), will conflict with, constitute a default under, or violate any New York State law or Delaware corporation law or United States federal law or regulation which are explicitly and normally applicable to transactions of the type contemplated by the Exchange Offer, except where such conflict or default would not reasonably be expected to have a Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole.

     No consent, approval, authorization, order, license, registration or qualification of or with any governmental agency or body is required for the issue and sale by Purchaser of the New Bonds or Preferred Stock pursuant to the Exchange Offer, the solicitation of Consents or the consummation by Purchaser of the other Transactions (as defined in the Offering Circular) or as contemplated by the Registration Rights Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Securities Exchange Act and the Trust Indenture Act and state securities or Blue Sky laws in connection with the exchange of Old Bonds for New Bonds and Preferred Stock, except where the failure to obtain such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected to have Material Adverse Effect on Purchaser and all of its subsidiaries taken as a whole.

b) Except as expressly disclosed in the Offering Circular, to such counsel's knowledge no stop order, restraining order or denial of an application for approval has been issued and no investigation, proceeding or litigation has been commenced or threatened before the Commission or any Other Agency with respect to the making or consummation of the Exchange Offer and the Solicitation or the consummation of the other transactions contemplated by this Agreement or the Offering Circular or with respect to the ownership of the Bonds by Purchaser or any of their respective subsidiaries.

c) None of Purchaser or the Guarantors is, or will be as a result of the exchange by Purchaser of Old Bonds for New Bonds and Preferred Stock pursuant to the terms of the Exchange Offer, an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder.

d) The Exchange Offer and Consent Solicitation Material, taken as a whole, comply with Rule 14e-1 under the Exchange Act.

e) The Indentures conform in all material respects to the requirement of the TIA and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.*

f) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as it purports to constitute a summary of the terms of the New Bonds, the New Indenture, the Registration Rights Agreement and the Subsidiary Guarantee, fairly summarize in all material respects the terms thereof.* The statements contained in the section of the Offering Circular captioned "Certain U.S. Federal Income Tax Considerations," to the extent such statements constitute matters of the U.S. Federal income tax law and legal conclusions with respect thereto, are accurate in all material respects.

g) The Preferred Stock has been duly authorized and, upon payment and delivery in accordance with the Dealer Manager Agreement will be validly issued, fully paid and non-assessable.

h) The New Bonds have been duly authorized and validly executed and delivered by the Company. When the New Bonds have been issued, executed and authenticated in accordance with the provisions of the New Indenture and delivered to and exchanged for by the Holders of the Old Bonds in accordance with the terms of the Exchange Offer, the New Bonds will be entitled to the benefits of the New Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or at law).*

i) The New Registered Bonds have been duly authorized by the Company. When the New Registered Bonds are issued, executed and authenticated in accordance with the terms of the Registered Exchange Offer and the New Indenture, the New Registered Bonds will be entitled to the benefits of the New Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.*

j) The Subsidiary Guarantee endorsed on the New Bonds by each Guarantor has been duly authorized, executed and delivered by each such Guarantor, is entitled to the benefits of the New Indenture and is the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or at law).*

k) The Subsidiary Guarantee to be endorsed on the New Registered Bonds by each Guarantor has been duly authorized by such Guarantor.*

l) The Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except

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     as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or at law), and that rights to indemnification or contribution provided for in this Agreement may be limited by federal and state laws or as being against public policy.

m) Each of the New Indenture, the Supplemental Indenture and the Registration Rights Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or at law), and that rights to indemnification or contribution provided for in the Registration Rights Agreement may be limited by federal or state laws or as being against public policy.*

Such counsel shall also advise that no facts have come to its attention which has caused it to believe that the Exchange Offer and Consent Solicitation Material (apart from the financial information contained or incorporated by reference therein as to which such counsel expresses no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

"*" signifies opinions that will only be delivered at the Closing.

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